SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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SUNAMERICA SERIES TRUST

(Name of Registrant As Specified In Its Charter)

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SunAmerica Series Trust

SA Janus Focused Growth Portfolio

5300 Memorial Drive

Suite 1150, Houston, Texas 77007

August 28, 2026

Dear Contract Owner:

You are receiving this Information Statement because you were invested in the SA Janus Focused Growth Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), as of the close of business on June 30, 2026.

At an in-person meeting held on March 26, 2026 (the “Meeting”), the Board of Trustees (the “Board”) approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Janus Henderson Investors US LLC (“Janus” or the “Subadviser”) with respect to the Portfolio (the “New Subadvisory Agreement”), effective June 30, 2026.

The New Subadvisory Agreement was approved in anticipation of a change of control of Janus resulting from the acquisition of Janus Henderson Group Ltd., Janus’s ultimate parent company, by affiliates of Trian Fund Management, L.P. and General Catalyst Group Management, LLC. In accordance with applicable law, the change of control of Janus constituted an “assignment” of the prior subadvisory agreement and resulted in its automatic termination. Approval of the New Subadvisory Agreement was necessary for Janus to continue to serve as subadviser to the Portfolio.

The New Subadvisory Agreement is substantially identical in all material respects to the prior subadvisory agreement, except for its date. The subadvisory fee schedule is unchanged, the Portfolio’s investment objective and principal investment strategies have not changed, and no changes to the Portfolio’s portfolio management team are anticipated.

This document is for your information only and you are not required to take any action. If you have any questions regarding the enclosed Information Statement, please call the Annuity Service Center at 1-800-445-7862.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

SunAmerica Series Trust

SunAmerica Series Trust

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Janus Focused Growth Portfolio

(the “Portfolio”)

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE SA JANUS FOCUSED GROWTH PORTFOLIO

You have received this Information Statement because, on June 30, 2026, you were invested in the Portfolio through a variable annuity or variable life insurance contract. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Trustees (the “Board” or the “Trustees”) of the Trust to approve a new subadvisory agreement between SunAmerica and Janus, with respect to the Portfolio, a portfolio of the Trust (the “New Subadvisory Agreement”). The New Subadvisory Agreement was approved in connection with the automatic termination of the prior subadvisory agreement (the “Prior Subadvisory Agreement”) upon a change of control of Janus resulting from the acquisition of Janus Henderson Group Ltd., Janus’s ultimate parent company, by affiliates of Trian Fund Management, L.P. and General Catalyst Group Management, LLC. Pursuant to the New Subadvisory Agreement, SunAmerica continues to delegate certain responsibilities for advising the Portfolio to Janus.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

The Portfolio is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any subadvisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, an “assignment” includes certain direct or indirect transfers of a controlling block of the outstanding voting securities of a subadviser or its parent company (i.e., a “change of control”).

On December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they had entered into a definitive agreement pursuant to which Trian and General Catalyst would acquire 100% of the voting securities of Janus Henderson (the “Transaction”). Janus Henderson is the ultimate parent company of the Portfolio’s subadviser, Janus. The Transaction closed on June 30, 2026, which caused a change of control of Janus and an assignment of the Prior Subadvisory Agreement, resulting in its automatic termination.

At an in-person meeting on March 26, 2026 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Subadvisory Agreement to become effective upon the closing of the Transaction. The Board took this step to ensure that Janus could continue to provide portfolio management services to the Portfolio without interruption. The New Subadvisory Agreement is substantially identical in all material respects to the Prior Subadvisory Agreement, except for its date. It became effective on June 30, 2026.

SunAmerica and the Trust rely on an exemptive order (the “Order”) granted by the U.S. Securities and Exchange Commission (the “SEC”) that permits SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (like Janus) without obtaining shareholder approval. The Board, including a majority of the Independent Trustees, must first approve each new or amended subadvisory agreement. This allows SunAmerica to act more quickly to change or add subadvisers when it is determined that a change would be in the best interest of a fund and its shareholders. In accordance with the Order, within 60 days of the entry into a new subadvisory agreement with respect to the Portfolio, the Portfolio must provide its shareholders with the same information about the new subadvisory agreement that would have been included in a proxy statement if shareholder approval were required, with certain modifications specified in the Order. This Information Statement is being provided to you to satisfy this requirement. In addition, pursuant to no-action relief, the SEC Staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolio’s shareholders have approved the Portfolio’s reliance on the no-action relief. SunAmerica will determine if and when the Portfolio should rely on the no-action relief. The Portfolio’s Prospectus will be updated in advance of the no-action relief being relied upon by the Portfolio.

This Information Statement is being posted at venerable.onlineprospectus.net/informationstatements/index.html on or about August 28, 2026.

The Trust and SunAmerica

The Trust is a Massachusetts business trust. SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is an indirect, wholly owned subsidiary of Venerable Holdings, Inc. SunAmerica is located at One World Trade Center, Suite J, 49th Floor, New York, New York 10007.

The Trust entered into an Investment Advisory and Management Agreement with SunAmerica on January 1, 2026, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees (the “Advisory Agreement”). The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on September 18, 2025.

As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the Portfolio’s daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with high-quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, may recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including Janus, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Portfolio does not pay fees directly to Janus.

The Prior and New Subadvisory Agreements

The Prior Subadvisory Agreement was dated January 1, 2026, and had not been submitted to the Portfolio’s shareholders for approval. Under the Prior Subadvisory Agreement, Janus served as subadviser to the Portfolio and was responsible, subject to the oversight and review of SunAmerica, for managing the investment and reinvestment of the Portfolio’s assets.

For the fiscal year ended January 31, 2026, SunAmerica received advisory fees from the Portfolio in the amount of $4,151,281 or 0.85% of the Portfolio’s average daily net assets. During the same period, SunAmerica paid aggregate subadvisory fees to Janus in the amount of $1,590,158, representing 0.33% of the Portfolio’s average daily net assets, retaining $2,561,123 or 0.52% of its advisory fee.

At the Meeting, the Board approved the New Subadvisory Agreement in anticipation of the Transaction. The Prior Subadvisory Agreement terminated automatically on June 30, 2026, upon the closing of the Transaction, and the New Subadvisory Agreement became effective on the same date.

Under the terms of the New Subadvisory Agreement, and subject to the oversight and review of SunAmerica, Janus will continue to manage the investment and reinvestment of the assets of the Portfolio and determine, in its discretion and subject to the oversight and review of SunAmerica, the securities and other investments to be purchased or sold. Janus will continue to provide SunAmerica with records regarding its activities that SunAmerica or the Trust is required to maintain and will render regular reports to SunAmerica and to the officers and Trustees of the Trust regarding the discharge of its responsibilities. Janus will discharge these responsibilities subject to the control of the officers and Trustees of the Trust and in compliance with (a) the investment objective, policies and limitations of the Portfolio set forth in the Trust’s current prospectus and statement of additional information and (b) applicable law.

The New Subadvisory Agreement is substantially identical in all material respects to the Prior Subadvisory Agreement, except for the date of the agreement. There has been no change to the subadvisory fee schedule.

The New Subadvisory Agreement provides for automatic termination following its initial two-year term unless its continuance is approved at least annually in accordance with the requirements of the 1940 Act. The New Subadvisory Agreement also terminates automatically upon its assignment and may be terminated at any time, without penalty, by the Trust, the Board, SunAmerica or the holders of a majority of the outstanding voting securities of the Portfolio upon the notice specified in the New Subadvisory Agreement.

Under the New Subadvisory Agreement, Janus is compensated by SunAmerica and not by the Portfolio. The subadvisory fee rate is the same under both agreements.

The New Subadvisory Agreement is attached as Exhibit A, and the foregoing description is qualified in its entirety by reference to Exhibit A.

Factors Considered by the Board

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and Janus with respect to the Portfolio. In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by Janus;

(3)	the size and structure of the subadvisory fees and any other material payments to be paid to Janus;

(4)	the organizational capability and financial condition of Janus, including with respect to the organizational and financial impacts of the Transaction;

(5)	the fees to be paid by the Adviser to Janus for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of and the amounts retained by SunAmerica; and (c) information regarding Janus’ compliance and regulatory history. The Board also took into account extensive information from Janus regarding its services provided to the Trust, which materials the Board reviewed at a meeting on September 18, 2025 (the “September Meeting”) in connection with its consideration of the renewal of the Prior Subadvisory Agreement.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and Janus in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which independent counsel provided guidance to the Independent Trustees.

At the September Meeting, the Board received a report on the Portfolio’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board also received performance data and expense information provided by Janus, including with respect to accounts and mutual funds managed by Janus that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services Provided by the Subadviser.

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by Janus. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadviser, the Board noted that the services currently provided by Janus for the Portfolio will not change under the New Subadvisory Agreement. The Board further noted that Janus would continue to be responsible for providing investment management services on a day-to-day basis. In such role, Janus will (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Janus’ history, structure and size, and investment experience. The Board considered the personnel of Janus who would be involved in providing investment management, administration, compliance and risk management services to the Portfolio, noting that the key personnel involved in the investment management activities with respect to the Portfolio will not change as a result of the Transaction. The Board noted that the continuity of the Portfolio’s day-to-day investment management is therefore expected to remain intact. The Board was informed that in management’s judgment, Janus has the size, viability and resources to attract and retain highly qualified investment professionals.

The Board also reviewed and considered Janus’ compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to continue to serve as subadviser to the Portfolio. The Board considered Janus’ risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Janus’ ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by Janus and that there was a reasonable basis on which to conclude that Janus would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance.

At the September Meeting, the Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained, noting that there will be no change in the management fee paid by the Portfolio to SunAmerica. The Board also noted that the subadvisory fee rates to be paid under the New Subadvisory Agreement are the same as those under the Prior Subadvisory Agreement. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and Janus, respectively.

The Board noted that in considering the reasonableness of the subadvisory fees, it had considered extensive expense and performance information provided by Broadridge during its consideration of the renewal of the Prior Subadvisory Agreement at the September Meeting. The Board also noted that it considered advisory and subadvisory fees received by Janus with respect to other mutual funds and accounts with similar investment strategies to the Portfolio, as well as performance data from management and Janus with respect to the Portfolio and any other mutual funds or other accounts advised or subadvised by Janus with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each portfolio’s overall performance, performance relative to the portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether Janus will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to Janus in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trust in connection with the consideration of the renewal of the Prior Subadvisory Agreement. The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in those fee rates. The Board also considered other potential indirect benefits to Janus as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to Janus’ profitability, the Board concluded that the potential for economies of scale and other indirect benefits to Janus in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement.

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and Janus as discussed above. The Board also considered that the material terms of the New Subadvisory Agreement are identical to those of the Prior Subadvisory Agreement. Accordingly, the Board considered the differences in terms between the New Subadvisory Agreement and the Prior Subadvisory Agreement and found those differences to be reasonable.

Conclusions.

In reaching its decision to approve the New Subadvisory Agreement, the Board did not identify any single factor as being controlling but based its recommendation on each of the factors it considered and each Trustee attributes different weights to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Janus possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Information about Janus

Janus is a Delaware limited liability company with its principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus is an indirect subsidiary of Janus Henderson Group Ltd., a privately held global asset management firm. Effective June 30, 2026, Janus Henderson Group plc became a privately owned company and was renamed Janus Henderson Group Ltd. As of June 30, 2026, Janus Henderson had approximately $500 billion in assets under management.

The following table sets forth the names and principal occupations of Janus’s principal executive officer and each of its directors or managers, as applicable. The business address for these individuals is the same as for Janus.

Name and Address	Principal Occupation
Michelle Rosenberg	President and General Counsel
Kristin Mariani	Chief Compliance Officer
Michael Schweitzer	Head of North America Client Group
Berg Crawford	Chief Accounting Officer
Christopher Campbell	Treasurer
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Deputy General Counsel
Karlene Lacy	Global Head of Tax
Steven Saba	Director, Corporate Accounting
Steven Schneider	Assistant Secretary
Greg Trinks	Head of US Products

Janus is controlled indirectly by Janus Henderson. The following table identifies each direct and indirect parent of Janus and the basis of control at each level:

1.	Janus Henderson US (Holdings) Inc. – Direct Parent
2.	Janus Henderson Group Ltd. – Indirect Parent
3.	Jupiter Company Limited – Indirect Parent
4.	Jupiter Acquisition Limited – Indirect Parent
5.	Jupiter Topco LLC – Indirect Parent

No Trustee of the Trust has owned any securities of, or had any material interest in, or material transaction with, Janus or its affiliates since the beginning of the Portfolio’s most recently completed fiscal year. In addition, no officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of Janus.

To the knowledge of the Trust, no financial condition exists that is reasonably likely to impair Janus’s ability to fulfill its obligations to the Portfolio under the New Subadvisory Agreement.

Janus serves as an investment adviser and/or subadviser to numerous registered investment companies and institutional accounts.

Janus also serves as investment adviser or subadviser to the following registered investment companies having investment objectives similar to those of the Portfolio:

Fund Name	Assets as of January 31, 2026 (millions)	Fee Rate (% of average daily net assets)
Sub-Advised Account A	$31 million	First $250 million Next $500 million Next $750 million Over $1.5 billion	0.40% 0.35% 0.30% 0.25%
Sub-Advised Account B	$242 million	First $2.38 billion Over $2.38 billion	0.13% 0.10%
Sub-Advised Account C	$1,300 million	First $2.38 billion Over $2.38 billion	0.13% 0.10%
Sub-Advised Account D	$61.6 million	First $2.38 billion Over $2.38 billion	0.13% 0.10%
Sub-Advised Account E	$749.8 million	First $2.38 billion Over $2.38 billion	0.13% 0.10%
Janus Henderson Forty Fund (Class I Shares) - Domestic Mutual Fund	$23,000 million	Management Fee Total Gross/Net Expenses	0.54% 0.64%

No arrangement or understanding was made in connection with the New Subadvisory Agreement regarding the composition of the Board or the governing body of Janus or the selection or appointment of any person as an officer of the Trust or Janus.

Interests of Certain Persons in the New Subadvisory Agreement

No person who has served as a Trustee or officer of the Trust at any time since the beginning of the Portfolio’s most recently completed fiscal year, and no associate of any such person, has any substantial direct or indirect interest in the approval of the New Subadvisory Agreement, other than any interest arising solely from the ownership of shares of the Portfolio. No Trustee has informed the Trust in writing that the Trustee intends to oppose the approval of the New Subadvisory Agreement.

Ownership of Shares

Shares of the Portfolio are owned through the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”), and/or The Variable Annuity Life Insurance Company (“VALIC,” and collectively with AGL and USL, the “Life Companies”) and through affiliated funds of funds for which SunAmerica serves as investment adviser. As of August 3, 2026, there were 25,178,805.94 shares of the Portfolio outstanding, and ownership of the Portfolio’s shares was as follows:

Owner	Class	Shares	Percentage
AGL	Class 1	878,983.56	6.28%
	Class 2	408,415.02	100.00%
	Class 3	9,972,229.20	92.49%
Allocation Balanced Portfolio	Class 1	152,764.21	1.09%
Allocation Growth Portfolio	Class 1	589,483.20	4.21%
Allocation Moderate Growth Portfolio	Class 1	513,633.21	3.67%
Allocation Moderate Portfolio	Class 1	267,198.78	1.91%
SunAmerica Dynamic Allocation Portfolio	Class 1	7,647,858.78	54.67%
SunAmerica Dynamic Strategy Portfolio	Class 1	3,865,708.75	27.64%
USL	Class 1	72,300.86	0.52%
	Class 3	732,946.31	6.80%
VALIC	Class 3	77,284.05	0.72%

AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is One World Financial Center, 200 Liberty Street, New York, New York 10281. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. The Allocation Portfolios, SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio are located at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007.

Shareholders that own of record or beneficially own more than 25% of the Portfolio’s outstanding shares may be considered controlling persons. As of August 3, 2026, to the Trust’s knowledge, no person other than the persons identified above owned of record or beneficially more than 25% of any class of the Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolio as of August 3, 2026.

Brokerage Commissions

For the fiscal year ended January 31, 2026, the Portfolio paid aggregate brokerage commissions of $67,489. The Portfolio did not pay any brokerage commissions to affiliated broker-dealers or effect any portfolio transactions involving the payment of commissions through affiliated broker-dealers during that fiscal year.

Affiliated Service Providers

Directed Services LLC (“DSL”), an affiliate of Venerable, distributes the Portfolio’s shares pursuant to a Distribution Agreement. DSL incurs the expenses of distributing the Portfolio’s shares, none of which are reimbursed by or paid for by the Portfolio. DSL is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

Delivery of Documents to Shareholders Sharing an Address

Unless the Trust has received contrary instructions, only one copy of this Information Statement may be delivered to multiple contract owners who share an address. Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to any contract owner at a shared address to which a single copy was delivered. A contract owner may request a separate copy or notify the Trust that the contract owner wishes to receive separate copies of future shareholder documents, by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center, or by calling (800) 445-7862. Contract owners sharing an address who currently receive multiple copies of shareholder documents and wish to receive only one copy in the future may make a request using the same mailing address or telephone number.

Shareholder Reports

Copies of the Portfolio’s most recent annual and semiannual reports to shareholders, including the Portfolio’s financial statements and other information filed on Form N-CSR, are available without charge online at https://venerable.onlineprospectus.net/funds/sast_sst/ and may be obtained by writing to the Trust at SunAmerica Series Trust, P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center, or by calling 800-445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit a proposal for consideration at a future shareholder meeting, the Trust must receive the proposal at a reasonable time before the solicitation is made. Written proposals should be sent to Kristina Magolis, Esq., Secretary of SunAmerica Series Trust, One World Trade Center, Suite J, 49th Floor, New York, New York 10007.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

Dated: August 28, 2026

EXHIBIT A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of June 30, 2026, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and JANUS HENDERSON INVESTORS US LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2026, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue unlimited shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.   Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”), as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current Registration Statement as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of

Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

In rendering the services required under this Agreement, the Subadviser may, consistent with applicable law and regulations, from time to time, employ, delegate, engage, or associate with such affiliated or unaffiliated entities or persons as it believes necessary to assist it in carrying out its obligations under this Agreement; provided, however, that, in the case of any such delegation that involves any such entities or persons serving as an “investment adviser” to the Portfolio(s) within the meaning of the Act, such delegation must meet the requirements of Section 15(a) of the Act and related guidance of, or exemptive orders from, the SEC and its staff. The Subadviser shall remain liable for the performance of the Subadviser’s obligations hereunder and for the acts and omission of such other persons or entities.

The Subadviser will assist the Portfolio(s) and its agents in determining whether prices obtained by the applicable Portfolio(s) and its agents for valuation purposes accurately reflect the prices on the Subadviser’s portfolio records relating to the assets of the Portfolio for which the Subadviser has responsibility at such times as the Adviser shall reasonably request; provided, however, that the parties acknowledge that the Subadviser is not the pricing or fund accounting agent for the Portfolio(s).

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

The Adviser acknowledges that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio(s) or that a Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private. The Subadviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to a Portfolio in connection with fluctuations arising from market movements and other events outside the control of the Subadviser.

2.   Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon written request and to notify the Adviser of any claims by counterparties or financial intermediaries that a Portfolio has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the Trust and the Portfolio’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees to remove the Portfolio(s) as parties to such agreements and to consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which the Adviser shall determine in its sole discretion. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

3.   Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.   Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act of 1936, as amended; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its Chief Compliance Officer) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5.   Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.   Proxy Voting. The Board of Trustees of the Trust has initially determined to delegate the authority and responsibility to exercise voting rights for a Portfolio’s securities to the Adviser. Subject to the prior approval by the Board of Trustees of the Trust and upon thirty (30) days’ written notice to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the Subadviser responsibility for exercising voting rights for all or a specified portion of the securities held by a Portfolio. To the extent so delegated, the Subadviser will exercise voting rights with respect to securities held by a Portfolio in accordance with the Subadviser’s written proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established and agreed to in writing by the Adviser and Subadviser. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser. In addition, the Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7.   Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8.   Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.   Liability of the Adviser and the Subadviser.

(a)   In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b)   The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

(c)   If the Adviser, the Trust, or the Subadviser, their affiliates, or any officer, director, employee, or agent of any of the foregoing, is entitled to indemnification as stated in (a) or (b) above (“Indemnified Party”) in respect of a claim to be made against any person obligated to provide indemnification under this Section (“Indemnifying Party”), such Indemnified Party shall notify the Indemnifying Party in writing as soon as practicable after receipt of the summons, notice or other first legal process or notice giving information on the nature of such claim; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this Section, except to the extent that such Indemnifying Party is damaged as a result of the failure to give such notice. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding that relates to the indemnifiable claim, and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying

Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

10.   Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.   Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13.   Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.   Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.   Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16.   Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.   Confidentiality. (a) Each party will receive and hold any non-public records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use commercially reasonable efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Portfolio’s business or in connection with a party carrying out its obligations under the Agreement, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that the receiving party shall notify each such person of the confidential nature of the confidential information, and remain liable at all times for the acts or omissions, by such person as it relates to the confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to disclosing party’s actual knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

(b)   Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any written request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 17.

(c)   To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

(d)   Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

(e)   For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, professional advisers (including lawyers, accountants and investment bankers) consultants, affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 17 are in addition to the terms of any other agreements between the parties or their affiliates.

(f)   The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.   Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act, it is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement, has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act, and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

The Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by a Portfolio (or portion thereof) or that a Portfolio will perform comparably with any benchmark, standard or index, including other clients of the Subadviser.

19.   Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser:
Janus Henderson Investors US LLC
151 Detroit Street
Denver, CO 80206
Attention: General Counsel

Adviser:	SunAmerica Asset Management, LLC
One World Trade Center
285 Fulton Street, Suite 49M
New York, NY 10007
Attention: General Counsel

20.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

BY:	/s/ Michal Levy
Name: Michal Levy
Title: President

JANUS HENDERSON INVESTORS US LLC

BY:	/s/ Michelin Sharp
Name: Michelin Sharp
Title: Managing Director, Head of Insurance and Retirement

SCHEDULE A

Effective June 30, 2026

Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Janus Focused Growth Portfolio	[Omitted]

1

SunAmerica Series Trust

5300 Memorial Drive

Suite 1150, Houston, Texas 77007

SA Janus Focused Growth Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

venerable.onlineprospectus.net/informationstatements/index.html

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement with respect to the Portfolio is now available at the website referenced above. The Portfolio is a series of the Trust. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the website to review a complete copy of the Information Statement, which contains important information regarding the new subadvisory agreement.

As discussed in the Information Statement, at a meeting held on March 26, 2026, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new subadvisory agreement between SunAmerica and Janus with respect to the Portfolio, effective June 30, 2026.

The existing subadvisory agreement between SunAmerica and Janus automatically terminated upon the closing of the acquisition of Janus Henderson Group Ltd. by affiliates of Trian Fund Management, L.P. and General Catalyst Group Management, LLC (the “Transaction”). The Transaction constituted an “assignment” of the existing subadvisory agreement under the 1940 Act, resulting in its automatic termination. To permit Janus to continue serving as subadviser to the Portfolio without interruption, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement, which became effective upon the closing of the Transaction. The New Subadvisory Agreement is substantially identical in all material respects to the prior subadvisory agreement, except for the date of the agreement.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about August 28, 2026, to all participants in contracts who were invested in the Portfolio as of the close of business on June 30, 2026. A copy of the Information Statement will remain available on the website until at least August 28, 2027, and contract owners may request a paper copy of the Information Statement until that date.

You may obtain, without charge, a paper copy of the complete Information Statement by writing the Trust at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007, Attn: Annuity Service Center, or by calling (800) 445-7862. Requests for a paper copy must be received by August 28, 2027. To ensure prompt delivery, requests should be made no later than that date. Please note that you will not receive a paper copy unless you request one.

This Notice and the Information Statement are provided for your information only. You are not being asked for a proxy, and you are not required to take any action.